                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08346
                                  ---------------------------------------------

                  MORGAN STANLEY EASTERN EUROPE FUND, INC.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           1221 AVENUE OF THE AMERICAS 22ND FLOOR NEW YORK, NY 10020
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                   RONALD E. ROBISON
           1221 AVENUE OF THE AMERICAS 34TH FLOOR NEW YORK, NY 10020
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-221-6726
                                                   ----------------------------

Date of fiscal year end:  12/31
                        --------------------------
Date of reporting period:  6/30/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                                           SEMI-ANNUAL REPORT

MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                                           JUNE 30, 2004

DIRECTORS
CHARLES A. FIUMEFREDDO     JOSEPH J. MCALINDEN
MICHAEL BOZIC              VICE PRESIDENT
EDWIN J. GARN
WAYNE E. HEDIEN            BARRY FINK
JAMES F. HIGGINS           VICE PRESIDENT
DR. MANUEL H. JOHNSON
JOSEPH J. KEARNS           STEFANIE V. CHANG
MICHAEL NUGENT             VICE PRESIDENT
FERGUS REID
                           AMY R. DOBERMAN
                           VICE PRESIDENT

                           JAMES W. GARRETT
                           TREASURER AND CHIEF
                           FINANCIAL OFFICER         [MORGAN STANLEY LOGO]

OFFICERS                   MICHAEL J. LEARY
CHARLES A. FIUMEFREDDO     ASSISTANT TREASURER       MORGAN STANLEY
CHAIRMAN OF THE BOARD                                EASTERN EUROPE FUND, INC.
                           MARY E. MULLIN
MITCHELL M. MERIN          SECRETARY
PRESIDENT

RONALD E. ROBISON
EXECUTIVE VICE PRESIDENT
AND PRINCIPAL EXECUTIVE
OFFICER

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN INVESTOR SERVICES COMPANY
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
270 PARK AVENUE
NEW YORK, NEW YORK 10017

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
1 (800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE US LLP
31 WEST 52ND STREET
NEW YORK, NEW YORK 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION,
INCLUDING THE FUND'S NET ASSET VALUE PER
SHARE AND INFORMATION REGARDING THE
INVESTMENTS COMPRISING THE FUND'S
PORTFOLIO, PLEASE CALL 1-800-221-6726 OR
VISIT OUR WEBSITE AT                                 MORGAN STANLEY
www.morganstanley.com/im.                            INVESTMENT MANAGEMENT INC.

(C) 2004 MORGAN STANLEY                              INVESTMENT ADVISER

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

LETTER TO STOCKHOLDERS                  Overview

PERFORMANCE

For the six months ended June 30, 2004, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 10.12%, compared to 7.80% for the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index (the "Index"), a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On June 30, 2004, the closing price of the Fund's shares on the New York Stock Exchange was $28.40, representing a 6.4% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

   - In the six months ending June 30, 2004, the Eastern European region gained 7.8% outperforming the Emerging Markets.

   - Eastern Europe finished the second quarter down 13.3% (Index return), the region's worst quarterly performance since the third quarter of 2001, on the back of fears over future U.S. interest rate hikes, China's economic slowdown and political problems with Yukos, Russia's largest oil exporter. In 2003, the asset class gained 56.7% and 24.4% in the first three months of 2004.

   - The asset class continued to re-rate given a recovery in global growth, strong and improving domestic economies, rising corporate earnings and attractive valuations.

   - The region, however, did not escape the period in review without renewed volatility. After a long period of tranquility, volatility in Eastern Europe spiked in the second quarter with the asset class coming under selling pressure in April and May before stabilizing in June.

   - Russia, given strong economic fundamentals, weathered a sell-off in the second quarter to return 3.1%. Russia has recently underperformed given the political problems with Yukos.

   - Central European countries (Hungary, the Czech Republic and Poland), after lagging in 2003, witnessed a significant run in the last few months as sentiment improved leading up to European Union (EU) accession in May of 2004. The Central European countries are now members of the EU, and each equity market's path of 'conversion' is winding down. While members of the political union, each country is now in the process of negotiating entry into the European Monetary System, the economic component of the EU.

MANAGEMENT STRATEGIES

   - We remain positive on Eastern Europe, as valuations and fundamentals remain attractive. We believe that Russia, despite expected near-term volatility, remains an attractive top down growth story with a strong current account balance, high foreign exchange reserve levels and still strong liquidity. The favorable outcome of the Duma elections held in December 2003, a new streamlined government and the re-election of President Putin in March are expected to boost reform momentum in the country.

   - We remain bullish on Turkey, and expect the declining trend in real interest rates to continue, spurring above-consensus growth in 2004. Meanwhile, the Eastern European convergence to the EU bloc, ahead of European Monetary Union accession in 2008-9, will likely drive further foreign direct investment inflows and keep interest rates low, thus spurring development and productivity-led growth.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President--
Principal Executive Officer

                                                                       July 2004

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

STATEMENT OF NET ASSETS                 June 30, 2004 (unaudited)

                                                                       SHARES      VALUE
                                                                                   (000)
----------------------------------------------------------------------------------------
COMMON STOCKS (102.8%)
(UNLESS OTHERWISE NOTED)

CROATIA (2.0%)
PHARMACEUTICALS
  Pliva d.d. (Registered) GDR                                         147,429   $  2,190
========================================================================================
CZECH REPUBLIC (2.3%)
HEALTH CARE EQUIPMENT & SUPPLIES
  Zentiva NV                                                       (a)130,000      2,470
========================================================================================
GERMANY (0.5%)
OIL & GAS
  PetroKazakhstan, Inc., Class A                                       21,500        585
========================================================================================
HUNGARY (2.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Matav Rt                                                            527,800      2,117
  Matav Rt. ADR                                                        45,229        918
----------------------------------------------------------------------------------------
                                                                                   3,035
========================================================================================
POLAND (8.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska SA                                           400,000      1,657
  Telekomunikacja Polska SA
    GDR                                                             1,878,100      7,625
----------------------------------------------------------------------------------------
                                                                                   9,282
========================================================================================
RUSSIA (74.5%)
BEVERAGES
  Baltika Brewery                                                     357,364      4,753
----------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Sberbank RF                                                          19,500      7,917
----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Uralsvyazinform ADR                                                 230,300      1,773
----------------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  LUKOIL                                                              253,100      6,656
  LUKOIL ADR                                                           19,400      2,041
  OAO Gazprom (Registered) ADR                                        279,400      8,019
  Yukos ADR                                                           312,360      9,941
----------------------------------------------------------------------------------------
                                                                                  26,657
----------------------------------------------------------------------------------------
METALS & MINING
  MMC Norilsk Nickel ADR                                              106,365      5,903
  Peter Hambro Mining plc                                           (a)71,705        543
----------------------------------------------------------------------------------------
                                                                                   6,446
----------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION
  Surgutneftegaz (Preferred) ADR                                      430,800     18,524
  Surgutneftegaz ADR                                                  209,444      6,849
----------------------------------------------------------------------------------------
                                                                                  25,373
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Mobile Telesystems ADR                                               53,800      6,564
  Volga Telecom ADR                                                (a)300,000   $  1,680
----------------------------------------------------------------------------------------
                                                                                   8,244
----------------------------------------------------------------------------------------
                                                                                  81,163
========================================================================================
TURKEY (10.4%)
COMMERCIAL SERVICES & SUPPLIES
  Efes Sinai Yatirim Holding AS,
    Class B                                                    (a)903,051,800      2,462
----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING
  Anadolu Cam Sanayii AS                                          940,513,000      2,153
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Enka Insaat ve Sanayi AS                                        326,194,472      6,697
----------------------------------------------------------------------------------------
                                                                                  11,312
========================================================================================
UKRAINE (1.8%)
CHEMICALS
  Stirol Concern ADR                                                (a)22,250        651
----------------------------------------------------------------------------------------
OIL & GAS
  Ukrnafta Oil Co. ADR                                              (a)15,900      1,280
----------------------------------------------------------------------------------------
                                                                                   1,931
========================================================================================
TOTAL COMMON STOCKS
  (Cost $94,564)                                                                 111,968
========================================================================================

                                                                         FACE
                                                                       AMOUNT
                                                                        (000)
----------------------------------------------------------------------------------------
CORPORATE BOND (1.2%)

RUSSIA (1.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  MCSI Holding Ltd. (Secured Notes)
    9.00%, 4/15/07
    (Cost $1,279)                                              $     (b)1,486      1,263
========================================================================================
SHORT-TERM INVESTMENT (1.7%)

UNITED STATES (1.7%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities, Inc., 1.25%,
    dated 6/30/04, due 7/1/04,
    repurchase price $1,846
    (Cost $1,846)                                                    (c)1,846      1,846
========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.   3

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)        June 30, 2004 (unaudited)

                                                                                   VALUE
                                                                                   (000)
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.7%)
  (Cost $97,689)                                                                $115,077
========================================================================================

                                                                       AMOUNT
                                                                        (000)
----------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Dividends Receivable                                         $          816
  Receivable for Investments
    Sold                                                                  203
  Foreign Currency (Cost $70)                                              71
  Tax Reclaim Receivable                                                   22
  Other                                                                    10      1,122
========================================================================================
LIABILITIES (-6.7%)
  Payable For:
    Dividends Declared                                                 (7,040)
    Investment Advisory Fees                                             (151)
    Directors' Fees and
      Expenses                                                            (22)
    Custodian Fees                                                        (12)
    Administrative Fees                                                    (8)
  Other Liabilities                                                       (79)    (7,312)
========================================================================================
NET ASSETS (100%)
  Applicable to 3,589,845 issued and outstanding
     $ 0.01 par value shares (100,000,000 shares
     authorized)                                                                $108,887
========================================================================================
NET ASSET VALUE PER SHARE                                                       $  30.33
========================================================================================
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
  Common Stock                                                                  $     36
  Paid-in Capital                                                                 75,321
  Undistributed Net Investment Income
    (Accumulated Net Investment Loss)                                                445
  Accumulated Net Realized Gain (Loss)                                            15,684
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                                 17,401
========================================================================================
TOTAL NET ASSETS                                                                $108,887
========================================================================================

(a)  Non-income producing.
(b) Security was valued at fair value -- At June 30, 2004, the Fund held $1,263,000 of fair valued securities, representing 1.2% of net assets.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION - JUNE 30, 2004

                                                                        PERCENT
                                                               VALUE     OF NET
INDUSTRY                                                       (000)     ASSETS
-------------------------------------------------------------------------------
Integrated Oil & Gas                                         $26,657       24.5%
Oil & Gas Exploration &
  Production                                                  25,373       23.3
Diversified Telecommunication
  Services                                                    15,353       14.1
Wireless Telecommunication
  Services                                                     8,244        7.5
Commercial Banks                                               7,917        7.3
Industrial Conglomerates                                       6,697        6.1
Metals & Mining                                                6,446        5.9
Beverages                                                      4,753        4.4
Health Care Equipment & Supplies                               2,470        2.3
Commercial Services & Supplies                                 2,462        2.3
Pharmaceuticals                                                2,190        2.0
Containers & Packaging                                         2,153        2.0
Oil & Gas                                                      1,865        1.7
Other                                                          2,497        2.3
-------------------------------------------------------------------------------
                                                            $115,077      105.7%
===============================================================================

4   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Financial Statements

                                                                                                          SIX MONTHS ENDED
                                                                                                             JUNE 30, 2004
                                                                                                               (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                              (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $113 of foreign taxes withheld)                                                              $  1,639
  Interest                                                                                                             21
==========================================================================================================================
    TOTAL INCOME                                                                                                    1,660
==========================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                            938
  Custodian Fees                                                                                                       63
  Professional Fees                                                                                                    48
  Administrative Fees                                                                                                  32
  Stockholder Reporting Expenses                                                                                       16
  Stockholder Servicing Fees                                                                                            7
  Directors' Fees and Expenses                                                                                          4
  Other Expenses                                                                                                       24
==========================================================================================================================
    TOTAL EXPENSES                                                                                                  1,132
==========================================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                                    528
==========================================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                      15,853
  Foreign Currency Transactions                                                                                      (126)
==========================================================================================================================
    NET REALIZED GAIN (LOSS)                                                                                       15,727
==========================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                      (6,147)
  Foreign Currency Translations                                                                                         1
==========================================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                               (6,146)
==========================================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 9,581
==========================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                $ 10,109
==========================================================================================================================

                                                                                      SIX MONTHS ENDED
                                                                                         JUNE 30, 2004          YEAR ENDED
                                                                                           (UNAUDITED)   DECEMBER 31, 2003
STATEMENT OF CHANGES IN NET ASSETS                                                               (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                               $    528            $   (231)
  Net Realized Gain (Loss)                                                                     15,727              27,053
  Change in Unrealized Appreciation (Depreciation)                                             (6,146)             24,626
==========================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            10,109              51,448
==========================================================================================================================
Distributions from and/or in excess of:
  Net Realized Gains                                                                           (7,040)            (18,726)
==========================================================================================================================
Capital Share Transactions:
  Repurchase of Shares (16,866 shares and 25,873 shares, respectively)                           (426)               (576)
==========================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                     2,643              32,146
==========================================================================================================================
Net Assets:
  Beginning of Period                                                                         106,244              74,098
==========================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED NET              $108,887            $106,244
    INVESTMENT LOSS) OF $445 AND $(83), RESPECTIVELY)
==========================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.   5

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

SELECTED PER SHARE DATA AND RATIOS      Financial Highlights

                                                          SIX MONTHS
                                                             ENDED                       YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2004   ------------------------------------------------------
                                                          (UNAUDITED)        2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  29.46       $  20.40   $  18.55    $ 15.80    $ 20.38    $ 12.65
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  0.15+         (0.06)+    (0.15)+    (0.21)     (0.32)     (0.34)
Net Realized and Unrealized Gain (Loss) on Investments        2.65          14.28       2.45       2.71      (4.51)      7.91
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          2.80          14.22       2.30       2.50      (4.83)      7.57
-------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Realized Gain                                          (1.96)         (5.19)     (0.58)        --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program              0.03           0.03       0.13       0.25       0.25       0.16
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  30.33       $  29.46   $  20.40    $ 18.55    $ 15.80    $ 20.38
===============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                     $  28.40       $  25.49   $  17.17    $ 15.93    $ 12.19    $ 16.88
===============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                               19.17% **      76.64%     11.17%     30.71%    (27.78)%    71.98%
  Net Asset Value (1)                                        10.12% **      71.84%     13.42%     17.41%    (22.47)%    61.11%
===============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                     $108,887       $106,244   $ 74,098    $70,465    $65,700    $90,879
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       1.93% *        2.08%      2.22%      2.42%      2.25%      2.51%
Ratio of Net Investment Income
  (Loss) to Average Net Assets                                0.90% *       (0.24)%    (0.70)%    (1.29)%    (1.53)%    (2.25)%
Portfolio Turnover Rate                                         74% **        159%       155%       150%       123%       161%
-------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+    Per share amount is based on average shares outstanding.
*    Annualized
**   Not Annualized

6   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

NOTES TO FINANCIAL STATEMENTS           June 30, 2004 (unaudited)

     Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        June 30, 2004 (unaudited)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund's average weekly net assets.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)  June 30, 2004 (unaudited)

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. The Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf. An employee of the Administrator is an Officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 was as follows:

     2003 DISTRIBUTIONS            2002 DISTRIBUTIONS
         PAID FROM:                    PAID FROM:
           (000)                          (000)
----------------------------   --------------------------
                   LONG-TERM                    LONG-TERM
      ORDINARY       CAPITAL        ORDINARY      CAPITAL
        INCOME          GAIN          INCOME         GAIN
---------------------------------------------------------
       $15,844        $2,882            $322       $1,774

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED                  UNDISTRIBUTED
      ORDINARY INCOME            LONG-TERM CAPITAL GAIN
           (000)                          (000)
---------------------------------------------------------
           $4,334                         $2,705
---------------------------------------------------------

At June 30, 2004, the U.S. Federal income tax cost basis of investments was $97,689,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $17,388,000 of which $19,452,000 related to appreciated securities and $2,064,000 related to depreciated securities.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund deferred to January 1, 2004, for U.S. Federal income tax purposes, post-October currency losses of $61,000.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. OTHER: During the six months ended June 30, 2004, the Fund made purchases and sales totaling approximately $84,129,000 and $85,610,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)  June 30, 2004 (unaudited)

oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the the event of a failure to complete the transaction by the and counterparty.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the six months ended June 30, 2004, the Fund repurchased 16,866 of its shares at an average discount of 18.85% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,447,903 of its shares at an average discount of 16.89% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On June 21, 2004, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $1.9611 per share, derived from net realized gains, payable on July 15, 2004, to stockholders of record on June 30, 2004.

H. SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 22, 2004. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                  VOTES IN        VOTES
                                  FAVOR OF        AGAINST
------------------------------------------------------------
Wayne E. Hedien                   2,613,105       350,709
James F. Higgins                  2,613,105       350,709
Dr. Manuel H. Johnson             2,613,105       350,709

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2004 is available without charge, upon request, by calling 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the Securities and Exchange Commission's website at www.sec.gov.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

ITEM 2.  CODE OF ETHICS.  Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable for semi-annual reports.

ITEM 6.  [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable for semi-annual reports.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILATED PURCHASERS
MORGAN STANLEY CLOSED-END FUNDS SHARE REPURCHASE PROGRAM
Morgan Stanley Eastern Europe Fund, Inc.*
1/1/04-6/30/04


                                                           Total Number of Shares           Maximum Number of
                                                             Purchased as Part of      Shares that May Yet Be
         Total Number of Shares    Average Price Paid    Publicly Announced Plans         Purchased Under the
Period                Purchased             per Share                  or Programs          Plans or Programs
-------------------------------------------------------------------------------------------------------------
January                 --                  --                      --                        Unlimited
February                --                  --                      --                        Unlimited
March                   --                  --                      --                        Unlimited
April                   --                  --                      --                        Unlimited
May                 16,866              $25.23                  16,866                        Unlimited
June                    --                  --                      --                        Unlimited

*The Share Repurchase Program commenced on 9/15/1998

**The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.  Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Eastern Europe Fund, Inc.

By:      /s/ Ronald E. Robison
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    August 19, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Ronald E. Robison
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    August 19, 2004

By:      /s/ James W. Garrett
Name:    James W. Garrett
Title:   Principal Financial Officer
Date:    August 19, 2004